UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Blount International, Inc.
(Name of Registrant as Specified In Its Charter)

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On March 9, 2016, Blount International, Inc. (the “Company”) distributed a presentation to certain of its employees, which included the following description of the status of the pending acquisition of the Company by affiliates of American Securities LLC and P2 Capital Partners, LLC:

Update on the Proposed Acquisition On December 9, 2015, Blount entered into a agreement to be acquired by American Securities and P2 Capital Partners What’s Happened? The “Go-Shop” period ended on January 28th without any alternative acquisition proposals A preliminary proxy statement was filed with the U.S. Securities and Exchange Commission (“SEC”) on January 12th and an amended version on February 16th A definitive proxy statement was filed with the SEC on March 9th, the definitive proxy statement and a ballot will be mailed to shareholders on or around March 10th What’s Next? A Special Meeting of Stockholders has been scheduled for April 7, 2016 If shareholders approve the acquisition, the transaction is anticipated to close shortly thereafter, subject to receipt of the remaining regulatory approvals and the satisfaction or waiver of customary closing conditions Our Future American Securities and P2 intend to support our existing businesses and long-term strategy The contemplated transaction is a positive step for Blount and provides a number of benefits Additional flexibility to execute our strategic plan Reduction of regulatory compliance costs Sarbanes-Oxley and other regulatory requirements Public filings required of publicly traded companies No material increase in debt Next, we’ll provide an update on the acquisition process. On December 9th, Blount entered into an agreement to be acquired by American Securities and P2 Capital Partners. As proposed, Blount shareholders will receive $10.00 per share in cash, which is an 86 percent premium to the December 9th closing stock price of $5.38. As part of the agreement reached, there was a 50‐day “Go‐Shop” period that ended on January 28, 2016. During this period, the Special Committee of Blount’s Board of Directors and its advisors actively solicited alternative proposals. However, no alternative acquisition proposals were received. Since the announcement in December, the Company has been developing a proxy statement that provides shareholders with details on the contemplated transaction. The definitive proxy was filed with the U.S. Securities and Exchange Commission on March 9th and is being mailed to shareholders along with a voting ballot. So, what’s next? A Special Meeting of Stockholders has been scheduled for April 7, 2016. If shareholders approve the acquisition, the transaction is anticipated to close shortly thereafter, subject to the factors noted on the slide. The contemplated transaction is a positive step for Blount and provides a number of benefits. As mentioned previously, American Securities and P2 intend to support our existing businesses and long‐term strategy. We do not anticipate any fundamental changes to the Company, our business, our management team, our business beliefs, or our people. As a private company, Blount would not be required to maintain the same level of public disclosure and filings that a publicly traded company must adhere to. Blount would benefit by spending less time and financial resources on these activities. Also, with a large equity investment by American Securities and P2, Blount would not incur a material increase in debt, which is somewhat unusual for these types of transactions. As the process continues, the Senior Leadership Team is committed to keeping Team Members updated. Meanwhile, we all need to stay focused on executing our business strategy and our day-to-day responsibilities.

Cautionary Statement Regarding Forward-Looking Statements

“Forward-looking statements” in this communication, including without limitation statements regarding the proposed transaction, the expected timetable for completing the proposed transaction, the Company’s “outlook,” “expectations,” “beliefs,” “plans,” “indications,” “estimates,” “anticipations,” “guidance” and their variants, as defined by the Private Securities Litigation Reform Act of 1995, are based upon available information and upon assumptions that the Company believes are reasonable; however, these forward-looking statements involve certain risks and should not be considered indicative of actual results that the Company may achieve in the future. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, in particular, among other things, the ability to consummate the proposed transaction in the time frame expected by the parties or at all; any conditions imposed on the parties in connection with the consummation of the proposed transactions; the ability to obtain requisite regulatory approvals on the proposed terms and schedule; the ability to obtain approval of the proposed transaction by the Company’s stockholders and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” and “Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q.  The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by American Securities LLC and P2 Capital Partners, LLC.  In connection with the proposed acquisition, the Company filed a definitive proxy statement with the SEC on March 9, 2016, and plans to file other relevant materials with the SEC.  Before making any voting decision, stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Company’s definitive proxy statement, because they contain important information about the proposed transaction and the parties to the proposed transaction.  Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company on the Investor Relations Page of its corporate website at http://www.blount.com, or by directing a request to Blount International, Inc., Investor Relations, 4909 SE International Way, Portland, Oregon 97222.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction.  Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2015.  Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the definitive proxy statement relating to the proposed transaction and other materials filed by the Company with the SEC.  Investors should read such materials carefully before making any voting or investment decision.